Acquisition of Tekla Exhibit 99.1

Safe Harbor
Certain statements made in this press release include forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act and are made pursuant to the safe harbor provisions of the
Securities Litigation Reform Act of 1995.  These statements include, among others, expectations for future financial market and economic conditions, the ability to deliver revenue and other financial projections.  These forward-looking statements are subject to change, and actual results may materially differ from those set forth in this press release due to certain risks and uncertainties.  Factors that could cause or contribute to changes in such forward-looking statements include, but are not limited to (i)
realizing the anticipated benefits of the acquisition of Tekla, (ii) successfully completing the acquisition of Tekla’s shares and the timing of such acquisition, (iii) Trimble’s ability to successfully integrate
Tekla’s products and services and (iv) the risks and uncertainties associated with unexpected expenditures or assumed liabilities that may be incurred as a result of the acquisition and retaining key
Tekla personnel and customers. Any failure to achieve predicted results could negatively impact
Trimble’s revenues, cash flow from operations, and other financial results.  Trimble’s financial results will also depend on a number of other factors, including the risks detailed from time to time in reports filed with the Securities and Exchange Commission, including its quarterly reports on Form 10-Q and its annual report on Form 10-K. Undue reliance should not be placed on any forward-looking statement contained herein, especially in light of greater uncertainty than normal in the economy in general. These statements reflect Trimble’s position as of the date of this release. Trimble expressly disclaims any undertaking to release publicly any updates or revisions to any statements to reflect any change in
Trimble’s expectations or any change of events, conditions, or circumstances on which any such statement is based.

Trimble

REVENUE

€80
60
40
20
0
€48
€59
€59
€50
€58
2006A
2007A
2008A
2009A
2010A

EBITDA

€25
20
15
10
5
0
€15
€19
€15
€8
€12
2006A
2007A
2008A
2009A
2010A
Margins: 31% 32% 27% 17% 20%

2010 REVENUE MIX

Other
6%
North America
21%
Europe
36%
Asia
22%
Services
7%
Other
4%
Recurring
47%
Licenses
42%

2010 Revenue: €58m

Overview of Tekla
Founded in 1966
Headquartered in Espoo, Finland
Listed on NASDAQ OMX Helsinki exchange
Leading provider of digital information model based
software for the building & construction and infrastructure
& energy industries (>5,000  Tekla Structures customers)
Strong historical financial performance with strong
operating leverage and growth opportunities
– Revenue of €58m in 2010, 16% y/y growth
– High-margin software & recurring maintenance
revenue
– EBITDA of €12m in 2010, 20% historical margins
Operates in two business areas
– Building & Construction (B&C) software
(74% of 2010 revenue)
– Infrastructure & Energy (I&E) software
(26% of 2010 revenue)
~500 employees in 15 countries
Trimble and Tekla have collaborated since 2008

FACILITIES
MANAGEMENT
DESIGN
TEKLA
3D MODEL
CONSTRUCTION

Tekla-Enabled 3D Constructible ("Smart") Models

Tekla Key Offerings
Tekla Structures
– A leading 3D building information
modeling (BIM) tool for every stage of
design and construction
– Based on leading applications for steel &
concrete construction modeling,
detailing and fabrication support
– Robust & scalable technology easily
extensible for field use
Key features:
– Tracks construction model changes and
associated interdependencies including
component changes, scheduling, costs
and part sourcing
– Measureable models facilitate fabrication
and field information
– Comprehensive platform captures
design intent, building performance and
sequential info; can extend to supply
chain and maintenance operations

Trimble

(Middle East's 1st Spherical Building)
Aldar HQ – Abu Dhabi, UAE

Tekla Model

Actual Project

New York Yankee Stadium
New York, USA

Tekla Model

Actual Project

Representative Customers

Daiwa House
Gulf Steel Works
Hitachi Plant Technologies
KAWADA INDUSTRIES, INC.
McDERMOTT
MITSUBISHI HEAVY INDUSTRIES, LTD.
NUCOR
Prothious ENGINEERING SERVICES
Eni Saipem
SWECO
WSP

Tekla’s solutions have been used to design and engineer innovative and high-profile projects

BIM Benefits
Clash detection across trades
– Eliminates rework
Model-based precise cost estimation
– Greater assurance in competitive bids & predictable
execution
Construction planning and coordination
– Improved scheduling and sequencing of multiple trades
Improved communication across stake holders
– 3D visualization
Supply chain management
– Streamlines plan to purchase order process; achieves
visibility       from equipment yard to installation
– Reconciles “just in time” delivery with work crew availability
BIM is a process utilizing a 3D parametrically correct (“smart”)
model that allows architects, engineers, contractors and
owners to analyze, construct and manage a building
Potential Savings: 3-5% of total project costs
(worldwide estimated non-residential project spending ~ $1.7 trillion)*
*Source: IHS Global Insights

Architectural Design
Engineering Design
Construction Coordination
Intelligent Tools
TEKLA
Current Trimble Portfolio
Architectural Model
Engineering Model
Constructible Model
Actionable Location Information

Note: A Constructible Model has the following characteristics:

- Consists of geometric definitions and associated data and rules – when a change is made in the model, it knows the associated components that will also change
- Measureable (quantifiable, dimension-able, and query-able) – model facilitates fabrication and use of dimensional info in the field
- Comprehensively captures design intent, building performance, include sequential info – able to be used for supply chain and facility maintenance

Trimble & Tekla Combined Portfolio

Trimble’s focus is those elements of the process that improve construction operations

Trimble

Analytics – Dashboard - KPIs
Contracts
Scheduling
Asset Management
Office Management
View and Redline
Planned Maintenance
Programs
Facilities
Templates
Reporting
TEKLA 3D MODEL
TEKLA

Tekla’s 3D BIM is a natural extension of Trimble’s Connected Construction Site Solution portfolio Survey Design Feasibility Planning Estimate Earthworks Building & Construction Maintain & Operate

Scan to BIM BIM  to Field
3D Laser scanning to
capture as-built
conditions
Positioning of
anchor bolts,
forms, foundations
BIM, integrated with intelligent tools on site,
transforms building construction economics
3D Constructible Model

Meridian Systems

TEKLA

Trimble

TEKLA

QuickPen
A Trimble Company

ACCUBID
A DIVISION OF TRIMBLE

ThingMagic
A DIVISION OF TRIMBLE

ICT INTELLIGENT CONSTRUCTION TOOLS llc

Intelligent Model
Crossing Trades
High Value
Trade
Specific
Solutions
Deployment
of digitally
enabled
tools
Tekla extends a multi-year strategy and is core to
integrating the construction model
Owner/General Contractor
Steel/Concrete Site Prep Mechanical/HVAC Electrical
Intelligent Tools
BIM Platform

Trimble

Overall Architecture, Engineering & Construction Software Spending

MEP
15%
Trimble
Construction (GC)
15%
TEKLA
Trimble
Structural Steel
15%
TEKLA
Facilities
Management
10%
TEKLA
Mature Domains
(Design & Civil
Engineering)
45%

Total Identified Addressable Market

Source: John Peddie Research "The Worldwide CAD Market Report 2010"
Note: Estimated overall A/E/C market is $1.7 billion.

The market has significant growth potential – driven by cyclical recovery, current low penetration and significant market trends
Market Trends
Worldwide market penetration currently < 10%
– North America – leading adopter
– Europe – moving out of early adopter stage
– ROW – early stages
Rapid transition from 2D to 3D models
Modeling role moving from engineers to
contractors
Construction economics driving emphasis on
pre-fabrication of structural steel and
mechanical elements
Functionality in information solutions
progressing rapidly to a “5D” solution
– “3D” construction model
– “4D” construction  model + schedule
– “5D” construction  model + schedule + cost

Trimble

Building & Construction Products (Tekla Structures BIM Software)

- **Available in multiple configurations and localized environments**

Steel Detailing	Precast Concrete Detailing	Reinforced Concrete Detailing	Construction Management
Engineering			Viewer

- **Capabilities include:**

Site management
Erection scheduling
Fabrication integration
Multimaterial detailing
Drawings & reports
Integration with A&D
Conceptual & general design
Collaboration with project disciplines

Infrastructure & Energy Products (Tekla Solutions for the Electricity Utilities)

> **Utility Information Management**
- Tekla NIS Basic

> **Planning & Construction**
- Tekla Power System Analysis
- Tekla Network Planning & Construction

> **Operation**
- Tekla DMS & DMS Communications

> **Asset Management & Maintenance**
- Tekla Asset Management & Tekla Maintenance

> **Customer Service & Information Sharing**
- Tekla Webmap
- Tekla eServices & Feedback

> **Other Verticals**
- Xpipe (civil water)
- Xstreet (civil engineering)
- Xcity (public administration)

Tekla products complete Trimble’s portfolio in building construction and extend capabilities in infrastructure and utilities

Trimble
Generation
Transmission
Substation
Distribution
Consumer

TEKLA
Asset management & maintenance
Customer service & information sharing
Operation
Planning & construction

Trimble Solutions	eRespond; Fieldport & Field Inspector; UtilityCenter; Utility Fleet Manager; PoleSTAR; TL-Pro, Corridor Analyst

Tekla solutions complement Trimble's vision for
“Solutions at Every Phase” for the energy sector
Integrated processes and technologies for managing field activities and mobile resources to enable improved efficiency, asset management and customer service
Managing
The Work                                   The Worker           The Mobile Assets

Trimble

Mobile GIS

Field Data Collection

Transmission

Trimble

Desktop for professionals
Intranet for viewers and analyzers
Internet for the public
Mobile for professionals
24/7
Customer service
Planning
Construction
Operation
Maintenance
Supervision
Industry specific product model

TEKLA

Fleet Management

Field Service and Work Order Management

Trimble

Mobile asset management Mobile resource management Combined office solutions with smart tools on site, can transform work process for energy applications Work management

The combination creates significant
strategic and financial leverage
A unique portfolio of workflow & productivity solutions for complex construction projects
A highly capable, worldwide distribution organization with significant cross-sell opportunities
Scale to both companies’ infrastructure & energy businesses
Leverage in enabling significant incremental revenue growth off the current cost structure

The Offer

- Cash offer of €15.00 per Tekla share
- Total equity value of approximately €337 ($489)m / enterprise value of €311 ($451)m [1]
- Represents a 1-day premium of 52%

Financing

- Trimble intends to finance the purchase of shares through the use of a new $1,100 million credit facility ($700m revolver, $400m 5-year term loan)
- Significant flexibility in additional available liquidity [2] of close to $600 million after Tekla transaction
- Moderate pro forma leverage (~1.5x Debt/EBITDA)[3] and strong cash flow generation capacity

Summary Conditions

- More than 90% acceptance of the total number of shares outstanding
- All necessary regulatory, governmental or similar clearances

Timing

- May 9th – Announcement of Tekla Offer
- May 19th – Offer document published
- May 19th – Offer period begins

Other

- Tekla's Board of Directors unanimously recommends the Offer
- Tekla's major shareholder representing 38% of the shares and voting rights has irrevocably and unconditionally committed to accept the Tender Offer
- In addition, shareholders representing 23.4% of the shares and voting rights have confirmed their support for the Offer – i.e., cumulatively, Trimble's Offer has the support of over 61% of shareholders
- The Offer shall be governed and construed in accordance with the laws of Finland
- Neither Trimble or its affiliated companies owns any shares or hold any voting rights in Tekla

(1) Exchange rate of €1=$1.45. The enterprise value calculation reflects a €13m ($20m) dividend distribution to Tekla shareholders in April 2011.
(2) Includes a minimum cash assumption of $130m.
(3) For ratio calculation purposes, excludes cash on hand/minimum cash of $130m.

Deal Elements

Transaction and Financial Impact
Tekla will join Trimble’s Engineering & Construction segment, which represented 56% of 2010 revenues
Plan to operate business as an independent unit
Attractive financial profile – recurring revenues and high margins
– Significant operating leverage driven by sector recovery and exposure to emerging markets
Transaction impact
– Excluding the EPS impact of a one-time, non-cash write-down on Tekla’s existing deferred revenue of ($0.06) per share, the transaction would be immediately accretive to 2011 non-GAAP EPS by $0.01 to $0.03 per share
– Estimated to be accretive to 2012 non-GAAP EPS by $0.08 to $0.10

Q&A